UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 22, 2005

MONEYFLOW SYSTEMS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-74928	52-2325923
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite N, 7003 - Fifth Street SE, Calgary, Alberta T2H 2G2

 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(403) 319-0236

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  Regulation FD Disclosure

On September 22, 2005, the Company issued a press release announcing that the date of the special meeting of the shareholders was being rescheduled from September 30, 2005 to October 27, 2005.

A copy of the Company's press release announcing the change of meeting date is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Such information is not deemed to be “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1

MoneyFlow Systems International Inc. News release dated September 22, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 22, 2005.

Moneyflow Systems International Inc.,

a Nevada corporation

By: /s/ Harold F. Schultz

--------------------------------

Harold F. Schultz, President and CEO

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Exhibit 99.1

NEWS RELEASE

FOR RELEASE ON September 22, 2005

Trading Symbol: MFLW (OTCBB)

Change of Meeting Date

Calgary, Alberta – September 22, 2005 - MONEYFLOW SYSTEMS INTERNATIONAL INC.; (NASDAQ: OTC.BB - Symbol: MFLW) – Hal Schultz, President of MoneyFlow Systems International Inc. (“MoneyFlow”), reports that management of the Company has been made aware of some scheduling conflicts in connection with the earlier announced special meeting of the shareholders originally scheduled for September 30, 2005.  In order to accommodate all the members and to give the shareholders the maximum time to provide their input, the directors have rescheduled the meeting date to October 27, 2005.  All members of record as of September 5, 2005 will be receiving the updated meeting information by mail.

MoneyFlow Systems International Inc., a Nevada corporation, provides electronic financial transaction products and services through its wholly owned Canadian subsidiaries, Security Bancorp Inc., (SBI) and employs CA$H STATION® as its Branded and registered trademark.  MoneyFlow is also producing "Remote Access Digital Video Surveillance Systems", which it sells through Interglobe, the Company provides remote access digital video surveillance systems to homes, business, industry and government facilities.  Users of the surveillance systems may view their location live, anytime from anywhere there is Internet access.

Cautionary Statement: This news release may include certain "Forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act, as amended. All statements, other than statements of historical fact, included in this release are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.  All forward-looking statements in this release are expressly qualified by this notice.

CONTACT:

MoneyFlow Systems International Inc.

Investor Relations: 1-403-319-0236

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